EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the accompanying Annual Report on Form 10-KSB for the period ended December 31, 2003 (the "Report") of Airlease Ltd., A California Limited Partnership (the "Partnership"), I, Robert A. Keyes, Chief Financial Officer of Airlease Management Services, Inc., the General Partner of the Partnership, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


Dated: March 18, 2004                               /s/ ROBERT A. KEYES
                                                    _______________________
                                                    Robert A. Keyes
                                                    Chief Financial Officer


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP, AND WILL BE RETAINED BY AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP, AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.